UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) October 27, 2004

                          Third Wave Technologies, Inc.

             (Exact Name of Registrant as Specified in Its Charter)

Delaware                              000-31745              39-1791034

(State or Other Jurisdiction          (Commission            (IRS Employer
of Incorporation)                     File Number)           Identification No.)

502 South Rosa Road
Madison, Wisconsin                                           53719
(Address of Principal Executive Offices)                     (Zip Code)

       (888) 989-2357 (Registrant's Telephone number, including area code)

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13a-4(c))

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits:

99.1     News Release issued by the Company.

Item 2.02. Results of Operations and Financial Condition.

      On October 27, 2004, the Company issued a news release reporting its quarterly financial results, a copy of which is filed Exhibit 99.1.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has fully caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        THIRD WAVE TECHNOLOGIES, INC.

Date:  October 27, 2004                   By: /s/ John Comerford
                                            ------------------------------------
                                            Name:  John Comerford
                                            Title: Vice President, General
                                                   Counsel and Secretary

                                  EXHIBIT INDEX

      The following exhibits are filed herewith:

Exhibit No.                Description
-----------                -----------

99.1                       News Release issued by the Company